Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Acquires High Volume Toyota Dealership in Austin, Texas

Adds $435 million in annual revenues

HOUSTON, TX, March 7, 2022 - Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”), an international, Fortune 300 automotive retailer with 201 dealerships located in the U.S. and U.K., today announced the acquisition of Charles Maund Toyota in Austin, Texas. The dealership, which will be renamed Toyota of North Austin, is ranked in the top 20 nationally in Toyota new vehicle volume, and adds to the Company’s strong portfolio of 13 franchises in the fast-growing Central Texas market area consisting of Austin and San Antonio.  This dealership is expected to generate $435 million in annual revenues and represents the 16th Toyota store in the Company’s U.S. portfolio.

“We are pleased to welcome the team at Toyota of North Austin to the Group 1 family. The Austin market is leading the way as a home for numerous large companies which have been relocating to Texas in recent years.  The Austin metro market has grown by more than 30 percent and added over 500,000 residents to become the nation’s fastest growing large metro area from 2010 to 2020,” said Earl J. Hesterberg, Group 1’s President and CEO.

Hesterberg added, “The combination of the Toyota brand and the Austin market represents a positive growth opportunity for Group 1.  Additionally, our current financial position allows us to continue to return capital to shareholders, as evidenced by our year-to-date repurchase of 390,201 shares at an average price of $177.53, for a total of $69.3 million, which represents over 2 percent of our beginning of the year outstanding share count.”

ABOUT GROUP 1 AUTOMOTIVE, INC.

Group 1 owns and operates 201 automotive dealerships, 267 franchises, and 46 collision centers in the United States and the United Kingdom that offer 34 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 discloses additional information about the Company, its business, and its results of operations at www.group1corp.com, www.group1auto.com, www.group1collision.com, www.acceleride.com, www.facebook.com/group1auto, and www.twitter.com/group1auto.

FORWARD-LOOKING STATEMENTS

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our strategic investments, goals, plans, projections and guidance regarding our financial position, results of operations and business strategy, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, (i) the impacts of COVID-19 on our business, (j) the impacts of any potential global recession, (k) our ability to maintain sufficient liquidity to operate, (l) the risk that proposed transactions will not be consummated in a timely manner, and (m) our ability to successfully integrate recent and future acquisitions. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:

Jason Babbitt

Vice President, Treasurer

Group 1 Automotive, Inc.

713-647-5759 | jbabbitt@group1auto.com

Media contacts:

Pete DeLongchamps

Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs

Group 1 Automotive, Inc.

713-647-5770 | pdelongchamps@group1auto.com

or

Clint Woods

Pierpont Communications, Inc.

713-627-2223 | cwoods@piercom.com